Exhibit 1.1

JOINT FILING STATEMENT

Each of the undersigned hereby agrees that the Statement on Schedule 13G to which this Statement is attached may be filed by Grupo Nueva S.A. on behalf of Inversiones Forestales Los Andes, S.A.; the VIVA Trust; Bamont Trust Company Limited, as Trustee of the VIVA Trust; Stephan Schmidheiny, as the Settlor of the VIVA Trust; the Advisory Committee of the VIVA Trust; and Roberto Artavia Loria, as Protector of the VIVA Trust.

GRUPO NUEVA S.A.

By:	/s/ Patrick A. Nielson
Patrick A. Nielson
Director

INVERSIONES FORESTALES LOS ANDES, S.A.

By:	/s/ Patrick A. Nielson
Patrick A. Nielson
Director

VIVA TRUST, by Bamont Trust Company Limited as Trustee

By:	/s/ Brian F. Reilly(1)
Brian F. Reilly as attorney-in-fact for Christian Verling & Rafael Morice, as Directors

BAMONT TRUST COMPANY LIMITED as Trustee of the VIVA Trust

By:	/s/ Brian F. Reilly(1)
Brian F. Reilly as attorney-in-fact for Christian Verling & Rafael Morice, as Directors

ADVISORY COMMITTEE of the VIVA Trust

By:	/s/ Brian F. Reilly(2)
Brian F. Reilly as attorney-in-fact for Peter Fuchs, as Chairman

SETTLOR of the VIVA Trust

By:	/s/ Brian F. Reilly(3)
Brian F. Reilly as attorney-in-fact for Stephan Schmidheiny, as Settlor of the VIVA Trust

PROTECTOR of the VIVA Trust

By:	/s/ Brian F. Reilly(4)
Brian F. Reilly as attorney-in-fact for Roberto Artavia Loria, as Protector Settlor of the VIVA Trust

(1) As Attorney-in-fact for Christian Verling and Rafael Morice, pursuant to Powers of Attorney previously filed with the Securities and Exchange Commission as Exhibits 4.6 and 4.7, respectively, to Amendment No. 4 of Schedule 13D, filed on May 8, 2003, which is hereby incorporated by reference herein.

(2) As Attorney-in-fact for Peter Fuchs, pursuant to the Power of Attorney previously filed with the Securities and Exchange Commission as Exhibit 4.1 to Amendment No. 3 of Schedule 13D, filed on April 14, 2003, which is hereby incorporated by reference herein.

(3) As Attorney-in-fact for Stephan Schmidheiny, pursuant to the Power of Attorney previously filed with the Securities and Exchange Commission as Exhibit 4.2 to Amendment No. 3 of Schedule 13D, filed on April 14, 2003, which is hereby incorporated by reference herein.

(4) As Attorney-in-fact for Roberto Artavia Loria, pursuant to the Power of Attorney previously filed with the Securities and Exchange Commission as Exhibit 4.3 to Amendment No. 3 of Schedule 13D, filed on April 14, 2003, which is hereby incorporated by reference herein.